EXHIBIT 32

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Baldor Electric Company (the “Company”) on Form 10-K for the period ending December 29, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John A. McFarland, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2008	By:	/s/ John A. McFarland
John A. McFarland
Chief Executive Officer of Baldor Electric Company

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Baldor Electric Company (the “Company”) on Form 10-K for the period ending December 29, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George E. Moschner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2008	By:	/s/ George E. Moschner
George E. Moschner
Chief Financial Officer of Baldor Electric Company